© 2010 Lighting Science Group Corporation. J.P. Morgan LED General Lighting Symposium New York September 2, 2010 1 Exhibit 99.1

Certain statements in this presentation constitute “forward-looking statements”
relating to Lighting Science Group Corporation (“LSG” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding future events, our business strategy and our financing plans are forward-
looking statements.  In some cases you can identify forward-looking statements by terminology such as “may,” “will,” “would,” “should,” “could,” “expect,” “intend,”
“plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” the negative of such terms or other comparable terminology.  These statements that are not historical facts are forward looking.  Readers are specifically directed to the
Company’s SEC filings for a description of certain business issues and risks and, specifically, the discussion under “Risk Factors” in the Company’s Form 10-K.  These known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the forward-looking statements.  Any forward-looking statement speaks only as of the date on which such statement is made.  The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.
Safe Harbor Statement

© 2010 Lighting Science Group Corporation.

Lighting Science Group Corporation designs, develops, manufactures and markets LED lighting solutions. By applying the science of light, our team outperforms the competition and delivers on the promise of LED Technology.
From outer space to major cities and now your home, LSG products save money and are environmentally friendly.  Company business lines include lamps, products for
Public and Private Infrastructure, Retail and Hospitality, Consumer products in partnership with The Home Depot as well as leading lighting companies, and Custom
Solutions for special artistic projects.
Lighting Science Group Vision
“I have to admit that it seems to be brighter than the
75W incandescent bulb I have in the utility room.”

© 2010 Lighting Science Group Corporation.

Employees at Corporate Headquarters in Satellite Beach, FL: 300+
Staffed with industry leading experts in both lighting and Solid State Technology.
Currently holds over 100 US and international utility and design patents
Lighting Science Group Overview
“I just wanted to say that I really
like your Ecosmart bulb”
Sales Offices
Australia &
New Zealand
Corporate
Headquarters
Satellite Beach,
Florida
European
Sales Office
Goes,
Netherlands

© 2010 Lighting Science Group Corporation.

NASA

BAYER Bayer

CYPRESS
PERFORM

Jefferson

UNIVERSITY OF OXFORD

National Semiconductor

VE RI TAS
HARVARD

The University of Sydney

UNIVERSITY OF FLORIDA

OAK RIDGE NATIONAL LABORATORY
Managed by UT-Battelle for the Department of Energy

LightingScience

Technology Leadership
NASA
Bayer
Cypress
University of Florida
National Semiconductor
Jefferson
Harvard University
University of Sydney
University of Oxford
Oak Ridge National Lab
Military/Municipal

© 2010 Lighting Science Group Corporation.

Lighting Design Thermal Management Optics Power Supplies Intelligent Controls Areas of Focus 6 © 2010 Lighting Science Group Corporation.

Relative Luminous Flux (%)
0
50
100
150
200
0
200
400
600
800
1000
Forward Current (mA)

Technology Integration
Thermal Solution:
•
Function & Form
• Convection & Conduction
• Optimized for Tj model
Optical System:
• Design
• Materials
• Absorption
Power Supply:
• Optimized V
f
output
• High Efficiency
• Balanced components
LED:
• V
f
optimized
• Spectrum optimized
• Thermal match
“I have one bulb in a ceiling fixture point down –
works great!”

© 2010 Lighting Science Group Corporation.

•
System Optimization
•
Higher utilization of available chip lumens
drives greater efficacy and lower first costs
•
Subcomponent Modularity
•
Economies of scale
•
Reduced complexity
•
Manufacturing Capability
•
Integrated development and early
commercialization
•
Insourced and outsourced low cost
production
Our Competitive Advantages

© 2010 Lighting Science Group Corporation.

6000
5379
92
76
$46
$88
.6 yr
2 yrs
Lumens
Efficacy
Cost per Kilo Lumen
Payback

735
418
49
38
$54
$119
<1 yr
<2 yr
Lumens
Efficacy
Cost per Kilo Lumen
Payback

Definity

363
243
52
35
$160
$494
2 yrs
>4 yr
Lumens
Efficacy
Cost per Kilo Lumen
Payback

LightingScience

Demonstrated Advantage C2D Symetrie *LSGC C2D compared LSGC Best in Class Competition *DFN 30 WW compared *CRD A WW compared 9 © 2010 Lighting Science Group Corporation.

Markets Served
LSG has developed a uniquely complete product portfolio that enables it to provide solutions to a broad range of market segments. Managed as three distinct product families, we currently focus on market segments where we can provide the most compelling ROI possible.

© 2010 Lighting Science Group Corporation.
LSG
Infrastructure
Lamps
Commercial &
Architectural
Product Families
Targeted Market Segments
Schools and
Universities
Government
Infrastructure
Retail and
Hospitality
OEMs

Customer Examples
Schools and
Universities
Government
Infrastructure
Retail and
Hospitality
Private Label &
OEMs
Mexico
Salt Lake City
LABSL and DPW
NYC Design Competition
Orlando Public Works
University of Arizona
Florida Internat’l University
Tufts
Dallas County Schools
Starbucks
AMC Theaters
Hilton Hotels
Simon Malls
JC Penney Sephora
The Home Depot
Westinghouse
Generation Brands
Philips Lighting
Other major lighting brands
Through our OEM
partners LSG  accesses
the massive consumer
lighting market
Commercial
American Airlines
Related Properties
Merrill lynch
Visionaire
One Arts Plaza

© 2010 Lighting Science Group Corporation.

Strategic Relationship with
The Home Depot
•
LSG is Home Depot’s preferred
provider and product
development partner with
respect to LED lamps and fixtures
•
Full line of New EcoSmart LED
Lamps available this year
•
LSG has the option to provide
any of Home Depot’s branded
LED lamps and fixtures

© 2010 Lighting Science Group Corporation.

Projected Adoption Curve of 60 Watt Equivalent A-Line lamp
(Compared to incandescent at $0.50 and CFL at $1.60)
Price
50
45
40
35
30
25
20
15
10
5
0
0%
5%
10%
15%
20%
25%
30%
35%
Projected Unit Share

LightingScience

Inelastic – Price
decrease hurts revenue
Elastic – Price decrease
improves revenue
Inelastic – Price
decrease hurts revenue
LED Projected Market Elasticity
Adoption curve was generated by using over 30 choice based questions to derive preference between unbranded Incandescent, CFL and LED offerings.
This curve is adjusted for market awareness which is 30% lower for CFL and LED, the model assumes equally availability at retail, equal promotions and that consumers are equally informed of the relative features and benefits.
Information generated from an independent third party on behalf of LSG.

© 2010 Lighting Science Group Corporation.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Now
12 Months
24 Months
LED Efficacy Increase
System Integration Efficiency Increase
LED Cost/Lumen
Luminaire Cost Decrease

LightingScience

LSGC Projected Luminaire Performance/Cost Trajectories 14 © 2010 Lighting Science Group Corporation.

Production Strategy
Global Footprint
•
Footprint to service regional demand
•
SB attached to product development
and R&D
•
SB to service initial product demand
•
China to service Europe, Asia & Australia
•
Near term support of US demand
•
SB and Mexico to support North & South
America demand

© 2010 Lighting Science Group Corporation.

Q1
Q2
Q3
Q4
Inefficiency
180
170
160
150
140
130
120
110
100
01/2010 02/2010 03/2010 04/2010 05/2010 06/2010 07/2010 08/2010 09/2010 10/2010 11/2010 12/2010
Expediting Costs
Operational Inefficiencies
Base Line Cost

LightingScience

Projected Manufacturing Cost
Improvement
50%
19%
2%
•
Expedited volume ramp caused deviations from baseline gross margins.
•
Expect to deliver product at baseline margins by Q1 2011 as a result of the following:
• Ramp of fixed price Asian contract
manufacturing – agreement in place and
production has started
• LSG Mexico facility on line in Q4
• Automation equipment implemented in Q3 and Q4
• Supply chain stability by end of Q4 should greatly
reduce non-LED material shortages, which have
caused significant freight and labor variances

© 2010 Lighting Science Group Corporation.

$MM
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$5.4
$8.1
$9.8
$11.6
$16.2
Q1
Q2
Current
Revenue
Backlog

LightingScience

Backlog has grown to 300% Q4’09 Level 2010 Revenue and Backlog 17 © 2010 Lighting Science Group Corporation.